                                                                   EXHIBIT 10.30



                       NOTE AND WARRANT PURCHASE AGREEMENT

        This NOTE AND WARRANT PURCHASE AGREEMENT, dated as of September 19, 2002 (as amended, modified or supplemented from time to time, this "AGREEMENT") is entered into by and among ISTA Pharmaceuticals, Inc., a Delaware corporation (the "COMPANY"), and the persons and entities listed on the Schedule of Purchasers attached hereto as Schedule I (each a "PURCHASER", and collectively, the "PURCHASERS").

                                    RECITALS

        A. On the terms and subject to the conditions set forth herein, each Purchaser is severally willing to purchase from the Company, and the Company is willing to sell to such Purchaser, a senior secured convertible promissory note in the principal amount set forth opposite such Purchaser's name on Schedule I hereto and a warrant to purchase that number of shares of common stock of the Company set forth opposite such Purchaser's name on Schedule I hereto.

        B. Capitalized terms not otherwise defined herein shall have the meaning set forth in the form of Note (as defined below) attached hereto as Exhibit A.


                                    AGREEMENT

        NOW THEREFORE, in consideration of the foregoing, and the representations, warranties, and conditions set forth below, the parties hereto, intending to be legally bound, hereby agree as follows:

        1. THE NOTES AND WARRANTS.

               (a) Issuance of Notes. At the Closing (as defined below), the Company agrees to issue and sell to each of the Purchasers, and, subject to all of the terms and conditions hereof, each of the Purchasers agrees to purchase a
(i) Senior Secured Convertible Promissory Note in the form of Exhibit A hereto (each, as amended, modified or supplemented from time to time, a "NOTE", and collectively, the "NOTES") in the principal amount set forth opposite the respective Purchaser's name on Schedule I hereto; provided that the aggregate principal amount of all Notes shall not exceed $4,000,000 (the "MAXIMUM LOAN AMOUNT"); and (ii) a Warrant to Purchase Shares of Common Stock in the form of Exhibit B hereto (each, as amended, modified or supplemented from time to time, a "WARRANT" and collectively, the "WARRANTS") for such number of shares of common stock, par value $0.001 per share, of the Company (the "COMMON STOCK") set forth opposite the respective Purchaser's name on Schedule I hereto. The obligations of the Purchasers to purchase Notes and Warrants are several and not joint.

               (b) Delivery. The sale and purchase of the Notes and the Warrants shall take place at a closing (the "CLOSING") to be held on September 19, 2002 (the "CLOSING DATE") at the

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offices of Wilson Sonsini Goodrich & Rosati, P.C., 650 Page Mill Road, Palo
Alto, California 94304. At the Closing, Company will deliver to each of the Purchasers the respective Note and Warrant to be purchased by such Purchaser, against receipt by the Company of the corresponding purchase price set forth on
Schedule I hereto (the "PURCHASE PRICE"). All Notes shall be issued in the same form (with such changes as may be necessary to reflect the different Purchasers and principal amounts) and shall rank pari passu among themselves. No Notes shall be issued at a discount. Each of the Notes and the Warrants and will be registered in such Purchaser's name in Company's records.

               (c) Use of Proceeds. The proceeds of the sale and issuance of the Notes and the Warrants shall be used to fund clinical trials, for working capital and for general corporate purposes. None of the proceeds will be used to acquire "margin stock" (as defined in Regulation U of the Board of Governors of the Federal Reserve System of the United States) or to finance the acquisition of any Person or for any personal, family or household purposes.

               (d) Payments. The Company will make all cash payments due under the Notes in immediately available funds by 11:00 A.M. San Francisco, California time on the date such payment is due in the manner and at the address for such purpose specified below each Purchaser's name on Schedule I hereto, or at such other address as a Purchaser or other registered holder of a Note may from time to time direct in writing.

        2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to each Purchaser that:

        (a) Due Incorporation, Qualification, etc. The Company (i) is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation; (ii) has all requisite corporate power and authority to own, lease and operate its properties and carry on its business as now conducted; and (iii) is duly qualified or licensed to do business and in good standing as a foreign corporation in each jurisdiction where the failure to be so qualified or licensed could reasonably be expected to have a Material Adverse Effect. Each of the Company's Subsidiaries (x) is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation; (y) has all requisite corporate power and authority to carry on its business as it is now being conducted and to own the properties and assets it now owns; and (z) is duly qualified or licensed to do business as a foreign corporation in good standing in every jurisdiction in which such qualification is required except where failure to be so qualified or licensed or in good standing would not reasonably be expected to have a Material Adverse Effect.

        (b) Authority. The Company has all requisite corporate power and authority to execute and deliver the Transaction Documents, to perform its obligations under the Transaction Documents and to consummate the transactions contemplated by the Transaction Documents. The execution and delivery of the Transaction Documents by the Company and the performance by the Company of its obligations under the Transaction Documents and the consummation by the Company of the transactions contemplated by the Transaction Documents have been duly authorized by the Company's Board of Directors and, except for obtaining Stockholder Approval as contemplated by

Section 8 of the Notes, no other corporate action on the part of the Company or its stockholders is necessary to authorize the execution and delivery by the Company of the Transaction Documents or the consummation by it of the transactions contemplated by the Transaction Documents.

        (c) Enforceability. Each Transaction Document executed, or to be executed, by the Company has been, or when executed will be, duly executed and delivered by the Company and constitutes, or will when executed constitute, a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as limited by bankruptcy, insolvency, moratorium, reorganization or other laws of general application relating to or affecting the enforcement of creditors' rights generally and general principles of equity (regardless of whether enforcement is sought in equity or at law).

        (d) Non-Contravention. The execution and delivery by the Company of the Transaction Documents and the performance and consummation by the Company of the transactions contemplated thereby will not (i) violate the certificate of incorporation or by-laws of the Company or any judgment, order, writ, decree, statute, rule or regulation applicable to the Company or any of its properties or assets; (ii) result in a violation or breach of, or constitute (with or without due notice or the passage of time or both) a default (or give rise to any right of termination, amendment, cancellation, or acceleration or loss of any rights) under, any of the terms, conditions or provisions of any material agreement to which the Company is a party or any of its properties or assets is bound; or (iii) result in the creation or imposition of any Lien upon any property, asset or revenue of the Company (other than any Lien granted under the Transaction Documents) or the suspension, revocation, impairment, forfeiture, or non-renewal of any material permit, license, authorization or approval applicable to the Company, its business or operations, or any of its assets or properties.

        (e) Approvals. No consent, approval, permit, order or authorization of, or registration, declaration or filing with, any Governmental Entity (as defined below) or other Person (including, without limitation, the stockholders, partners or members of any Person) is required in connection with the execution and delivery of the Transaction Documents executed by the Company and the performance and consummation of the transactions contemplated thereby, other than filings in connection with the Liens granted under the Transaction Documents, filings with certain federal and state securities commissions, filings with the Nasdaq Stock Market and the approval of the stockholders of the Company of the conversion provisions of the Notes.

        (f) Litigation. Except as disclosed in the Company SEC Documents, there is no action, suit, inquiry, proceeding or investigation by or before any court, arbitral tribunal, Regulatory Authority, administrative agency, commission or other governmental or other regulatory authority or agency, or any Person exercising the authority of any of the foregoing (a "GOVERNMENTAL ENTITY") or, to the knowledge of the Company and its Subsidiaries, threatened against or involving the Company or any of its Subsidiaries, or which questions or challenges the validity of the Transaction Documents or any action taken or to be taken by the Company or any of its Subsidiaries pursuant to the Transaction Documents or in connection with the transactions contemplated thereby. Neither the

Company nor any of its Subsidiaries is in default under or in violation of, nor to the knowledge of the Company and its Subsidiaries is there any valid basis for any claim of default under or violation of, any Company Agreement. Neither the Company nor any of its Subsidiaries is subject to any judgment, order or decree that materially restricts its business practices or its ability to acquire any property or conduct its business in any area.

        (g) Investment Company Act. The Company is not subject to regulation under the Investment Company Act of 1940, as amended, the Public Utility Holding Company Act of 1935, as amended, the Federal Power Act, as amended, any state public utilities code or to any federal or state statute or regulation limiting its ability to incur Indebtedness.

        (h) Valid Issuance of Equity Securities. The shares of Common Stock issuable upon the conversion of the Notes or the exercise of the Warrants are duly and validly reserved for issuance and when issued upon the conversion of the Notes or the exercise of the Warrants in accordance with their respective terms and for the consideration expressed therein, shall be duly and validly issued, fully paid and nonassessable.

        (i) Event of Default. No Event of Default (as defined in the Notes), or to the knowledge of the Company, any event that imminently will constitute an Event of Default, has occurred and is continuing.

        (j) Reports and Financial Statements. (i) The Company has filed with the SEC the Company SEC Documents. As of their respective dates (or, if amended or superseded, as of the date of the last such amendment or superseding report filed prior to the date of this Agreement), the Company SEC Documents, including any financial statements or schedules included therein (a) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading and
(b) complied in all material respects with the applicable requirements of the Exchange Act and the Securities Act, as the case may be, and the applicable rules and regulations of the SEC thereunder. The Chief Executive Officer and the Chief Financial Officer of the Company have signed, and the Company has furnished to the SEC, all certifications required by Section 906 of the Sarbanes-Oxley Act of 2002; such certifications contain no qualifications or exceptions to the matters certified therein and have not been modified or withdrawn; and neither the Company nor any of it officers has received notice from any Governmental Entity questioning or challenging the accuracy, completeness, form or manner of filing or submission of such certifications. None of the Company's Subsidiaries is required to file any forms, reports or other documents with the SEC.

        (ii) Each of the Financial Statements has been prepared from, and are in accordance with, the books and records of the Company and its Subsidiaries. The Financial Statements complied, as of their respective dates, in all material respects with applicable accounting requirements and rules and regulations of the SEC. The Financial Statements have been prepared in accordance with GAAP applied on a consistent basis (except as may be indicated in the notes thereto and subject, in the case of interim condensed consolidated financial statements, to normal, recurring and year-end adjustments which were not and are not expected to be material in amount and the absence of certain notes) and fairly present in all material respects as of their respective dates (i) the consolidated financial position of the Company and its Subsidiaries as of the dates thereof and (ii) the consolidated results of operations, changes in stockholders equity and cash flows of the Company and its Subsidiaries for the periods presented therein.

        (k) No Undisclosed Liabilities. Except (i) as disclosed in the Financial Statements, (ii) for liabilities disclosed in the Company SEC Documents, and
(iii) for liabilities and obligations incurred in the ordinary course of business and consistent with past practice since the Balance Sheet Date, and except as set forth on the Company Disclosure Schedule, neither the Company nor any of its Subsidiaries has any material liability or obligation of any nature, whether or not accrued, contingent or otherwise that would be required by GAAP to be disclosed on a consolidated balance sheet of the Company or in the notes thereto. The Company has not created any entities or entered into any transactions or created any liabilities or obligations of any nature, whether or not accrued, contingent or otherwise, for the purpose of avoiding disclosure required by GAAP.

        (l) No Material Adverse Effect. Since the Balance Sheet Date, there has not been any Company Material Adverse Effect.

        (m) Common Stock Purchase Agreement. (i) The Company has all requisite corporate power and authority to execute and deliver the Common Stock Purchase Agreement and the warrants to be issued in connection with the Common Stock Purchase Agreement (the "SPA WARRANTS"), to perform its obligations under the Common Stock Purchase Agreement and the SPA Warrants and to consummate the Transactions. The execution and delivery of the Common Stock Agreement by the Company and the performance by the Company of its obligations under the Common Stock Purchase Agreement and the consummation by the Company of the Transactions, have been duly authorized by the Company's board of directors and, except for obtaining Stockholder Approval (as defined in the Common Stock Purchase Agreement) as contemplated by Section 7.4 of the Common Stock Purchase Agreement, no other corporate action on the part of the Company or its stockholders is necessary to authorize the execution and delivery by the Company of the Common Stock Purchase Agreement or the SPA Warrants or the consummation by it of the Transactions. The Common Stock Purchase Agreement has been and, as of the closing under the Common Stock Purchase Agreement, the SPA Warrants, will be duly executed and delivered by the Company and, the Common Stock Purchase Agreement, assuming due and valid authorization, execution and delivery thereof by the investors party thereto, is, and as of the closing under the Common Stock Purchase Agreement, the SPA Warrants will be, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms.

        (ii) Except for the filings, permits, authorizations, consents, notices and approvals as may be required under, and other applicable requirements of, the Exchange Act, state securities or blue

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sky laws, none of the execution, delivery or performance of the Common Stock
Purchase Agreement by the Company, the consummation by the Company of the transactions contemplated thereby or compliance by the Company with any of the provisions of the Common Stock Agreement will (a) conflict with or result in any breach of any provision of the certificate of incorporation, the by-laws or similar organizational documents of the Company or any of its Subsidiaries, (b) require any material filing with, or permit, authorization, consent or approval of, any Governmental Entity, (c) result in a material violation or breach of, or constitute (with or without due notice or the passage of time or both) a default (or give rise to any right of termination, amendment, cancellation or acceleration or loss of any rights) under, any of the terms, conditions or provisions of any Company Agreement or (d) violate any order, writ, injunction, decree, or any material statute, rule or regulation applicable to the Company, any Company Subsidiary or any of their material properties or assets, in each case except as set forth in the Company Disclosure Schedule.

        (n) Usury Exemption. Either (i) the Company and the Purchasers, or any of their respective officers, directors or controlling persons, have a preexisting personal or business relationship (as such terms are used in Section 25118 of the California Corporate Securities Law of 1968) or (ii) the Company has by reason of its own business and financial experience or that of its professional advisers, capacity to protect its own interests in connection with the transactions (as such terms are used in Section 25118 of the California Corporate Securities Law of 1968) contemplated by the Transaction Documents.

        3. REPRESENTATIONS AND WARRANTIES OF PURCHASERS. Each Purchaser, severally and as to itself only, represents and warrants to the Company and, with respect to Section 3(b)(ii), to each of the other Purchasers, upon the acquisition of the Note and the Warrant by such Purchaser as follows:

               (a) Binding Obligation. Such Purchaser has full legal capacity, power and authority to execute and deliver this Agreement and to perform its obligations hereunder. Each Transaction Document to which it is a party is a valid and binding obligation of the Purchaser, enforceable against it in accordance with its terms, except as limited by bankruptcy, insolvency, moratorium, reorganization or other laws of general application affecting the enforcement of creditors' rights generally and general principles of equity (regardless of whether enforcement is sought in equity or at law).

               (b) Securities Law Compliance. (i) Such Purchaser has been advised that the Notes and the Warrants (and the Common Stock issuable upon conversion or exercise thereof) have not been registered under the Securities Act of 1933, as amended (the "SECURITIES ACT"), or any state securities laws and, therefore, cannot be resold unless they are registered under the Securities Act and applicable state securities laws or unless an exemption from such registration requirements is available. Such Purchaser is aware that, except as set forth in the Common Stock Purchase Agreement (as defined below), the Company is under no obligation to effect any such registration with respect to the Notes or Warrants (or the Common Stock issuable upon conversion or exercise thereof) or to file for or comply with any exemption from registration. Such Purchaser has not been formed solely for the purpose of making this investment and is purchasing the Notes and the Warrants to be acquired by such Purchaser hereunder for its own account for investment, not as a nominee or agent, and not with a view to, or for resale in connection with, the distribution or fractionalization thereof, in whole or in part, within the meaning of the Securities Act. Such Purchaser has such knowledge and experience in financial and business matters that such Purchaser is capable of evaluating the merits and risks of such investment, is able to incur a complete loss of such investment and is able to bear the economic risk of such investment for an indefinite period of time. Such Purchaser is an accredited investor as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act.

               (ii) Either (A) such Purchaser and the Company, or any of their respective officers, directors or controlling persons, have a preexisting personal or business relationship (as such terms are used in Section 25118 of the California Corporate Securities Law of 1968) or (B) such Purchaser has by reason of its own business and financial experience or that of its professional advisers, capacity to protect its own interests in connection with the transactions (as such terms are used in Section 25118 of the California Corporate Securities Law of 1968) contemplated by the Transaction Documents.

               (iii) Such Purchaser will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit offers to buy, purchase or otherwise acquire or take a pledge of) any of the Notes or the Warrants (and the Common Stock issuable upon conversion or exercise thereof), except in compliance with the Transaction Documents and the registration requirements of the Securities Act, and the rules and regulations promulgated thereunder, or an exemption thereunder.

               (iv) Such Purchaser further acknowledges and understands that the Notes and the Warrants (and the Common Stock issuable upon conversion or exercise thereof) may not be resold or otherwise transferred except in a transaction registered under the Securities Act or unless an exemption from such registration is available. Such Purchaser understands that the Notes and the Warrants (and the Common Stock issuable upon conversion or exercise thereof) will be imprinted with a legend that prohibits the transfer of such securities unless (A) they are registered or such registration is not required, and (B) if the transfer is pursuant to an exemption from registration under the Securities Act and, if the Company shall so request in writing, an opinion of counsel reasonably satisfactory to the Company is obtained to the effect that the transaction is so exempt.

               (c) Access to Information. Such Purchaser acknowledges that the Company has given such Purchaser access to the corporate records and accounts of the Company and to all information in its possession relating to the Company, has made its officers and representatives available for interview by such Purchaser, and has furnished such Purchaser with all documents and other information requested by such Purchaser to make an informed decision with respect to the purchase of the Notes and the Warrants.

               (d) No Legal, Tax or Investment Advice. Such Purchaser understands that nothing in this Agreement or any other materials presented to such Purchaser in connection with the purchase of the Notes or the Warrants constitutes legal, tax or investment advice. Such Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Notes and Warrants.

        4. CONDITIONS TO CLOSING OF THE PURCHASERS. Each Purchaser's obligations at the Closing are subject to the fulfillment, on or prior to the Closing Date, of all of the following conditions, any of which may be waived in whole or in part by all of the Purchasers:

               (a) Representations and Warranties. The representations and warranties made by the Company in Section 2 hereof and the other Transaction Documents shall have been true and correct when made, and shall be true and correct on the Closing Date.

               (b) Governmental Approvals and Filings. Except for any notices required or permitted to be filed after the Closing Date with certain federal and state securities commissions (which notices will be promptly filed), the Company shall have obtained all governmental approvals required in connection with the lawful sale and issuance of the Notes and the Warrants and the consummation of the transactions contemplated by the other Transaction Documents delivered on the Closing Date.

               (c) Legal Requirements. At the Closing, the sale and issuance by the Company, and the purchase by the Purchasers, of the Notes and the Warrants and the consummation of the transactions contemplated by the other Transaction Documents delivered on the Closing Date shall be legally permitted by all laws and regulations to which the Purchasers or Company are subject.

               (d) Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated at the Closing and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to the Purchasers.

               (e) Opinion of Counsel. There shall have been delivered to the Purchasers a favorable written opinion of Wilson Sonsini Goodrich & Rosati, P.C., counsel to the Company, in the form of Exhibit C hereto, dated as of the Closing Date.

               (f) Transaction Documents. The Company and each Purchaser, to the extent party thereto, shall have duly executed and delivered to the Purchasers and the Company the following documents:

                      (i)    this Agreement;

                      (ii)   each Note issued hereunder;



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                      (iii)  each Warrant issued hereunder;

                      (iv) the Security Agreement in the form of Exhibit D hereto (as amended, modified or supplemented, the "SECURITY AGREEMENT");

                      (v) the Intellectual Property Security Agreement in the form of Exhibit E hereto (as amended, modified or supplemented, the "INTELLECTUAL PROPERTY SECURITY AGREEMENT");

                      (vi) all UCC-1 financing statements and other documents and instruments which the Purchaser may reasonably request to perfect its security interest in the collateral described in the Security Agreement or the Intellectual Property Security Agreement; and

                      (vii) Account Control Agreements among the Company, each Purchaser and Silicon Valley Bank.

               (g) PIPE Transaction. The Company and each investor party thereto shall have executed the Common Stock Purchase Agreement, dated as of September 19, 2002, among the Company and the investors listed on Exhibit A thereto (the "COMMON STOCK PURCHASE Agreement") in form and substance reasonably satisfactory to the Purchasers.

        5. CONDITIONS TO OBLIGATIONS OF THE COMPANY. The Company's obligation to issue and sell the Notes and the Warrants at the Closing is subject to the fulfillment, on or prior to the Closing Date, of the following conditions, any of which may be waived in whole or in part by Company:

               (a) Representations and Warranties. The representations and warranties made by the Purchasers in Section 3 hereof shall be true and correct when made, and shall be true and correct on the Closing Date.

               (b) Governmental Approvals and Filings. Except for any notices required or permitted to be filed after the Closing Date with certain federal and state securities commissions, the Company shall have obtained all governmental approvals required in connection with the lawful sale and issuance of the Notes and the Warrants and the consummation of the transactions contemplated by the other Transaction Documents delivered on the Closing Date.

               (c) Legal Requirements. At the Closing, the sale and issuance by the Company, and the purchase by the Purchasers, of the Notes and the Warrants and the consummation of the transactions contemplated by the other Transaction Documents delivered on the Closing Date shall be legally permitted by all laws and regulations to which the Purchasers or Company are subject.

               (d) Purchase Price. Each Purchaser shall have delivered to the Company the Purchase Price in respect of the Note and Warrant being purchased by such Purchaser referenced in Section 1(b) hereof.

        6.     MISCELLANEOUS.

               (a) Waivers and Amendments. Any provision of this Agreement may be amended, waived or modified only upon the written consent of the Company and the Majority Purchasers; except that no amendment, waiver or modification of the definition of Majority Purchasers, any provision of Schedule I, the form of Note annexed as Exhibit A hereto, the form of Warrant annexed as Exhibit B hereto, or any of the conditions to the Purchasers' obligations set forth herein in Section 4, and no amendment, waiver or modification of any provision of this Agreement or any other Transaction Document which is detrimental to any Purchaser in a manner materially different from any other Purchaser or which increases the Maximum Loan Amount, shall be made without the consent of each affected Purchaser. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each Purchaser and the Company.

               (b) Governing Law. This Agreement and all actions arising out of or in connection with this Agreement shall be governed by and construed in accordance with the laws of the State of California, without regard to the conflicts of law provisions of the State of California or of any other state. The Company hereby (i) submits to the non-exclusive jurisdiction of the courts of the State of California and the Federal courts of the United States sitting in the State of California for the purpose of any action or proceeding arising out of or relating to this Agreement and the Transaction Documents, (ii) agrees that all claims in respect of any such action or proceeding may be heard and determined in such courts, (iii) irrevocably waives (to the extent permitted by applicable law) any objection which it now or hereafter may have to the laying of venue of any such action or proceeding brought in any of the foregoing courts, and any objection on the ground that any such action or proceeding in any such court has been brought in an inconvenient forum, and (iv) agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner permitted by law.

               THE COMPANY AND THE PURCHASERS HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE OTHER TRANSACTION DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR PARTIES, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. THE COMPANY AND THE PURCHASERS HEREBY AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT IN ANY WAY LIMITING THE FOREGOING, THE COMPANY AND THE PURCHASERS FURTHER AGREE THAT THEIR RESPECTIVE



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

RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM, OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR OTHER TRANSACTION DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT OR THE OTHER TRANSACTION DOCUMENTS. A COPY OF THIS SECTION MAY BE FILED WITH ANY COURT AS WRITTEN EVIDENCE OF THE WAIVER OF THE RIGHT TO TRIAL BY JURY AND CONSENT TO TRIAL BY COURT.

               (c) Survival. The representations, warranties, covenants and agreements made herein shall survive the execution and delivery of this Agreement.

               (d) Successors and Assigns. The rights and obligations of the Company and the Purchasers under this Agreement shall be binding upon and benefit their respective successors, assigns, heirs, administrators and transferees.

               (e) Registration, Transfer and Replacement of the Notes. The Notes issued under this Agreement shall be registered notes. The Company will keep, at its principal executive office, books for the registration and registration of transfer of the Notes. The failure of the Company to make a notation in the register shall in no way affect the validity of any sale, transfer or assignment of a Note or Warrant made in compliance with the terms thereof. Prior to presentation of any Note for registration of transfer, the Company shall treat the Person in whose name such Note is registered as the owner and holder of such Note for all purposes whatsoever, whether or not such Note shall be overdue, and the Company shall not be affected by notice to the contrary. Subject to any restrictions on or conditions to transfer set forth in any Note, the holder of any Note, at its option, may in person or by duly authorized attorney surrender the same for exchange at the Company's chief executive office, and promptly thereafter and at the Company's expense, except as provided below, receive in exchange therefor one or more new Note(s), each in the principal requested by such holder, dated the date to which interest shall have been paid on the Note so surrendered or, if no interest shall have yet been so paid, dated the date of the Note so surrendered and registered in the name of such Person or Persons as shall have been designated in writing by such holder or its attorney for the same principal amount as the then unpaid principal amount of the Note so surrendered. Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note and (a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it; or (b) in the case of mutilation, upon surrender thereof, the Company, at its expense, will execute and deliver in lieu thereof a new Note executed in the same manner as the Note being replaced, in the same principal amount as the unpaid principal amount of such Note and dated the date to which interest shall have been paid on such Note or, if no interest shall have yet been so paid, dated the date of such Note.

               (f) Assignment by the Company. None of the rights, interests or obligations hereunder may be assigned, by operation of law or otherwise, in whole or in part, by Company without the prior written consent of the Majority Purchasers.

               (g) Entire Agreement. This Agreement together with the Notes, the Warrants and the other Transaction Documents and the Common Stock Purchase Agreement constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

               (h) Notices. All notices and other communications required or permitted under this Agreement shall be effective upon receipt and shall be in writing and may be delivered in person, by telecopy, overnight delivery service or registered or certified United States mail, addressed:

        If to the Company:          Vicente Anido, Jr., PhD.
                                    Chief Executive Officer
                                    15279 Alton Parkway, #100
                                    Irvine, CA  92618
                                    Facsimile:  (949) 789-7744

        With a courtesy copy to:    Issac J. Vaughn, Esq.
                                    Wilson Sonsini Goodrich & Rosati
                                    650 Page Mill Rd.
                                    Palo Alto, CA  94304
                                    Facsimile:  (650) 493-9811

        If to the Purchaser:        The address set forth next to such
                                    Purchaser's name in Schedule I

        with a courtesy copy to:    Warren T. Lazarow, Esq.
                                    Brobeck, Phleger & Harrison LLP
                                    2000 University Avenue
                                    East Palo Alto, CA 94303
                                    Facsimile:  (650) 331-8107

               All notices and other communications shall be effective upon the earlier of actual receipt thereof by the person to whom notice is directed or
(i) in the case of notices and communications sent by personal delivery or telecopy, one Business Day after such notice or communication arrives at the applicable address or was successfully sent to the applicable telecopy number,
(ii) in the case of notices and communications sent by overnight delivery service, at noon (local time) on the second Business Day following the day such notice or communication was sent, and (iii) in the case of notices and communications sent by United States mail, seven days after such notice or communication shall have been deposited in the United States mail.

               (i) Expenses. The Company shall pay on demand all reasonable fees and expenses, including reasonable attorneys' fees and expenses, incurred by any Purchaser in the enforcement or attempted enforcement of any of the obligations of the Company under the Transaction Documents or in preserving any of the Purchasers' rights and remedies (including, without limitation, all such fees and expenses incurred in connection with any "workout" or restructuring affecting the Transaction Documents or the obligations thereunder or any bankruptcy or similar proceeding involving the Company).

               (j) Relationship of Purchasers. The Company's agreement with each of the Purchasers is a separate agreement and the sale of the Notes and the Warrants to each of the Purchasers is a separate sale. The rights and obligations of each Purchaser hereunder are several and not joint. Any invalidity, illegality or limitation on the enforceability of the Agreement, the Common Stock Purchase Agreement or any Transaction Documents or any part thereof, by any Purchaser whether arising by reason of the law of the respective Purchaser's domicile or otherwise, shall in no way affect or impair the validity, legality or enforceability of this Agreement, the Common Stock Purchase Agreement or any Transaction Documents with respect to other Purchasers. The failure of any Purchaser to carry out its obligations under this Agreement, the Common Stock Purchase Agreement or any Transaction Documents shall not relieve the Company or any other Purchaser of any obligation thereunder, nor shall any Purchaser be responsible for the obligations of, or any action taken or omitted by, any other person hereunder or thereunder. Nothing contained in this Agreement, the Common Stock Purchase Agreement or any Transaction Documents shall be deemed to cause any Purchaser to be considered a partner, trustee or fiduciary for or joint venturer with any other Purchaser or the Company. It is not the intent of the Purchasers, or the Representative, to create or constitute, and nothing in this Agreement, the Common Stock Purchase Agreement or any other Transaction Document shall be treated as creating or constituting, the Purchasers or any number of the Purchasers or the Representative and any Purchaser as a "group within the meaning of the Exchange Act or any of the rules promulgated thereunder (including SEC Rule 13d-5). Except as expressly provided herein, each Purchaser shall severally remain responsible for holding its Obligations, and the collection, servicing and administration thereof and shall be free to deal with its Obligations as it sees fit.

               (k) Severability of this Agreement. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be valid, legal and enforceable under all applicable laws and regulations. If, however, any provision of this Agreement shall be invalid, illegal or unenforceable under any such law or regulation in any jurisdiction, it shall, as to such jurisdiction, be deemed modified to conform to the minimum requirements of such law or regulation, or if for any reason it is not deemed so modified, it shall be invalid, illegal or unenforceable only to the extent of such invalidity, illegality or limitation on enforceability without affecting the remaining provisions of this Agreement, or the validity, legality or enforceability of such provision in any other jurisdiction.

               (l) Sharing (i) The Company agrees that all payments on account of the Notes shall be made ratably among the Purchasers in accordance with their Pro Rata Shares (as defined herein). For the purposes of this Section 6(l) a conversion of any Note in accordance with the terms thereof shall not be considered a payment on account of such Note. For avoidance of doubt, in the event that a Transaction Fee (as defined in the Notes) is payable pursuant to any Note, the Company shall not make payments on account of such Transaction Fee to the holder of any Note who (pursuant to the terms of their Note) is not entitled to receive a Transaction Fee from the Company. The Company agrees that it shall not, without the prior consent of the Majority Purchasers, amend the provisions of any Note.

               (ii) Each Purchaser acknowledges and agrees that all Debt Payments (as defined herein) on account of the Obligations (as such term is defined in the Security Agreement) shall be made on a pro rata basis, in accordance with each Purchaser's Pro Rata Share at the time of payment. Without limiting the generality of the foregoing, each Purchaser agrees that upon the occurrence of any Event of Default (as such term is defined in the Notes) and so long as such Event of Default continues, any and all Debt Payments shall be applied in the following order: (1) first, for application to the payment of any fees, costs, expenses of the Purchasers in connection with the enforcement of the Notes and the Collateral (as such term is defined in the Security Agreement); and (2) second, ratably in accordance with their Pro Rata Shares, for application to the payment of (A) accrued and unpaid interest on the Notes, then (B) the outstanding principal of the Notes and (C) the other Obligations. For the avoidance of doubt, and without prejudice to the generality of the foregoing, in no event shall a Purchaser be required to share any Transaction Fee (as defined in the Notes) payable to it in respect of the Notes with any Purchaser who is not entitled to receive a Transaction Fee pursuant to the terms of its Note.

               (iii) If, despite the provisions of this Section 6(l), any Purchaser shall receive any Debt Payment in excess of its Pro Rata Share to which it is then entitled in accordance with this Agreement, such Purchaser shall hold such excess Debt Payment in trust for the benefit of the Purchasers entitled thereto and promptly pay over or deliver such excess Debt Payment to the other Purchasers for application in accordance with this Agreement. Additionally, such Purchaser shall, if so required by the Majority Purchasers, purchase from the other Purchasers such participations in their respective Obligations as shall be required by them to permit the sharing of such excess Debt Payment in accordance with the requirements of this Agreement. If all or any portion of such excess Debt Payment is thereafter recovered by or on behalf of the Company from such Purchaser, each other party which shares in the benefit thereof shall return to such Purchaser its portion of the payment so recovered.

               (iv) Subject to Section 6(a) and the express terms of the Transaction Documents, each of the Purchasers hereby agrees that the Majority Purchasers shall have the right, power and authority to direct the manner of any and all action taken by the Purchasers and the Representative (as defined below) in respect of (A) the enforcement of the Transaction Documents or remedial action in respect thereof and (B) the granting of waivers or making of amendments with respect to any Transaction Documents and further agrees that any such direction by or approval of the Majority Purchasers shall be binding on all Purchasers. Subject to subsection (v), nothing in the foregoing shall prevent or restrict the ability of any Purchaser to exercise any enforcement rights of such Purchaser (to the extent not inconsistent with a direction from the Majority Purchasers as to the manner of the enforcement of remedies).

               (v) Notwithstanding the foregoing or anything to the contrary in this Agreement, if so directed by the Majority Purchasers, no Purchaser shall, or if already commenced shall continue in, any of the following actions (unless authorized by the Majority Purchasers):

               (1) accelerate or otherwise make due and payable prior to the original stated maturity thereof any Obligations or bring suit or institute any other actions or proceedings to enforce its rights or interests under or in respect of any Transaction Document;

               (2) exercise any right of set-off, counterclaim, banker's lien or other claim it may have against the Company or any other person with respect to the Obligations;

               (3) exercise any rights under or with respect to (A) guaranties of the Obligations, or (B) any Collateral, including causing or compelling the pledge or delivery of any Collateral, any attachment of, levy upon, execution against, foreclosure upon or the taking of other action against or institution of other proceedings with respect to any Collateral, notifying any account debtors of the Company or asserting any claim or interest in any insurance with respect to any Collateral, or release any Collateral or other guaranties; or

               (4) commence, or cause to be commenced, or join with any creditor in commencing, any bankruptcy, insolvency or receivership proceeding against the Company.

               (vi) Each Purchaser acknowledges and agrees that neither any other Purchaser nor the Representative (nor any of their officers, directors, employees, agents, advisors or attorneys) has represented it or otherwise been responsible for acting for it in connection with the preparation, negotiation or execution and delivery of this Agreement or any other Transaction Document or the Common Stock Purchase Agreement and that each Purchaser has made its own independent review and appraisal of, and sought its own independent advice (and, if it has not sought such advice, assumes the risks associated with not obtaining such advice) regarding, the terms of the Transaction Documents or the Common Stock Purchase Agreement and structure of the transactions contemplated thereby, the scope and nature of the Collateral, the financial or other condition of the Company, its Subsidiaries and all other matters pertaining to the Transaction Documents or the Common Stock Purchase Agreement or the transactions contemplated thereby. Neither any Purchaser nor the Representative shall have any obligation or duty to ensure the compliance by the Company or any Purchaser or the Representative with the conditions specified in any Transaction

Document for any extension of credit to the Company. Each Purchaser by executing this Agreement shall be deemed to have consented to, approved or accepted and to be satisfied with, each document or other matter required to be consented to or approved by or acceptable or satisfactory to the Purchasers. Each Purchaser acknowledges and agrees that: (A) neither any Purchaser nor the Representative has any implied or other duties to any other Purchaser or any other Person; (B) except as otherwise expressly agreed herein, each Purchaser can advance its own interests as it sees fit; and (C) no other role or position of any Purchaser or the Representative or any Affiliate, officer, employee, attorney or agent of any Purchaser or the Representative with respect to the Company, a Purchaser or any other Person, shall impair or alter any the Purchaser's or Representative's rights or otherwise create any liability or obligation to the other Purchasers.

               (vii) Each Purchaser has itself been, and will continue to be, based on such documents and information as it has deemed appropriate, solely responsible for making its own independent appraisal of and investigations into the financial condition, creditworthiness, condition, affairs, status and nature of the Company or any of its Subsidiaries and the nature and value of any Obligation and Collateral. Accordingly, each Purchaser confirms to the other Purchasers and the Representative that it has not relied, and will not hereafter rely, on the other Purchasers or the Representative (A) to check or inquire on such Purchaser's behalf into the adequacy, accuracy or completeness of any information provided by the Company or any other person under or in connection with this Agreement or the transactions contemplated by the Transaction Documents, Control Agreement or the Common Stock Purchase Agreement (whether or not such information has been or is hereafter distributed to such Purchaser), or
(B) to assess or keep under review on such Purchaser's behalf, the financial condition, creditworthiness, condition, affairs, status or nature of the Company, any Subsidiary or the nature or value of any Collateral.

               (viii) Each of the Purchasers and the Representative and their respective Affiliates may make loans to, acquire equity interests in, and generally engage in any kind of banking, trust, financial advisory, underwriting, equity investment, venture capital, or other business with the Company or its Subsidiaries or the Purchasers and their Affiliates as though such Purchaser or Representative (as applicable) was not a Purchaser or Representative hereunder and without notice to or consent of the other Purchasers. The Purchasers acknowledge that, pursuant to such activities, a Purchaser or Representative (as applicable) or its Affiliates may receive information regarding the Company and its Subsidiaries (including information that may be subject to confidentiality obligations in favor of such person) and acknowledge that such Purchaser or Representative (as applicable) shall be under no obligation to provide such information to them.

               (ix) This Section 6(l) been entered into for the sole protection and benefit of the Purchasers, Representative and their respective successors and assigns, and no other person, including, but not limited to the Company, shall be a direct or indirect beneficiary of, or shall have any direct or indirect cause of action or claim in connection with, this Section 6(l).

               (m) Certain Definitions. For the purposes of this Agreement,

               "BALANCE SHEET" means the most recent unaudited consolidated balance sheet of the Company and its Subsidiaries included in the Financial Statements.

               "BALANCE SHEET DATE" means June 30, 2002, the date of the Balance Sheet.

               "BUSINESS DAY" means any day other than a Saturday, a Sunday or a day on which commercial banks in The City of New York are (or are permitted or required by law, rule, regulation, order or state of emergency to be) closed.

               "COMPANY AGREEMENT" means any note, bond, mortgage, indenture, lease, license, contract, agreement, arrangement or other instrument or obligation to which the Company or any of its Subsidiaries is a party of by which any of them or any of their properties or assets may be bound.

               "COMPANY DISCLOSURE SCHEDULE" has the meaning set forth in the Common Stock Purchase Agreement.

               "COMPANY SEC DOCUMENTS" means each form, report, schedule, statement and other document filed or required to be filed by the Company since August 25, 2000 through the date of this Agreement under the Exchange Act or the Securities Act, including any amendment filed to such document, whether or not such amendment is required to be so filed.

               "DEBT PAYMENT" means any payment or distribution by or on behalf of the Company, directly or indirectly, of assets of the Company of any kind or character, whether in cash, property or securities, including on account of the purchase, redemption or other acquisition of any Obligations, as a result of any collection, sale or other disposition of Collateral, or by setoff, exchange or in any other manner, for or on account of any Obligations; provided, however, that, conversion of any part of a Note in accordance with its terms shall not be considered a Debt Payment.

               "EXCHANGE ACT" means Securities Exchange Act of 1934, as amended, and the applicable rules and regulations of the Securities and Exchange Commission promulgated thereunder.

               "FINANCIAL STATEMENTS" means each of the audited consolidated financial statements and unaudited condensed consolidated interim financial statements of the Company (including any related notes and schedules) included (or incorporated by reference) in the Company SEC Documents.

               "GAAP" means United States generally accepted accounting principles.

               "MAJORITY PURCHASERS" means at any time Purchasers holding at least eighty percent (80%) of the then aggregate unpaid Obligations; provided, that that any portion of a Purchaser's Note converted into equity of the Company shall not be considered outstanding for the purposes of this definition. For the purposes of the foregoing, affiliated entities shall be deemed a single Purchaser.

               The "PRO RATA SHARE" of a Purchaser means the proportion which the unpaid Obligations of that Purchaser bears to the aggregate unpaid Obligations of all Purchasers; provided, however, that any portion of an Purchaser's Obligations converted to equity shall not be considered outstanding for these purposes; and provided further, that the Pro Rata Share of any Purchaser of any Transaction Fees payable pursuant to the Notes means the proportion which the unpaid Transaction Fee payable to such Purchaser pursuant to such Purchaser's Note bears to the aggregate unpaid Transaction Fee payable to all Purchasers pursuant to their Notes.

               "SEC" means the U.S. Securities and Exchange Commission (or any successor thereto).

               "TRANSACTIONS" has the meaning set forth in the Common Stock Purchase Agreement.

        (n) Representative and Collateral Agent

        (i) Appointment. The Purchasers hereby appoint Sanderling Venture Partners V Co-Investment Fund, L.P. and Sanderling Venture Partners V Co-Investment Fund, L.P., hereby accepts such appointment as the Purchasers' initial representative and collateral agent ("REPRESENTATIVE") for the purpose of entering, for the benefit of the Purchasers, into any control agreements (each a "CONTROL AGREEMENT") required or advisable (in the opinion of the Majority Purchasers) for the perfection of any security interests of the Purchasers in the Collateral (as defined in the Security Agreement) and for acting on behalf of the Purchasers in connection with any Control Agreement.

        (ii) Authorization and Action. Each Purchaser hereby authorizes the Representative to take such action on its behalf and to exercise such rights and powers as are delegated to the Representative by the terms hereof, together with such powers as are reasonably incidental thereto. Notwithstanding anything to the contrary in any Transaction Document, the duties and obligations of the Representative are strictly limited to those expressly provided for in this
Section 6(n), and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or otherwise exist against the Representative. The Representative shall not be required to exercise any discretion or take any action, but may act or refrain from acting upon the instructions of the Majority Purchasers and shall incur no liability to any Purchaser for any action or refraining from any action, or otherwise acting at the directions of, or upon the instructions of the Majority Purchasers, and such instructions shall be binding upon all Purchasers; provided, however, that the Representative shall in all cases be fully justified in failing or refusing to act hereunder unless it shall be indemnified to its satisfaction by the Purchasers against any and all liability and expense which may be incurred by reason of taking or continuing to take any such action, and that the Representative shall not in any event be required to take any action which exposes the Representative to liability or which is contrary to this Agreement or any other Transaction Document or applicable law.

        (iii) Relationship of Purchasers and Representative. Nothing in this Agreement shall, or shall be construed to, constitute the Representative as a partner, trustee, fiduciary for or joint venturer with any Purchaser. In accepting its appointment hereunder, the Representative is agreeing to undertake merely an administrative function to assist with the perfection of the security interests of the Purchasers and as an accommodation to satisfy the requirements imposed upon the Purchasers by third party depository institutions and securities intermediaries (who may insist upon a single representative for the secured parties). The waivers, exculpations and indemnities provided to the Representative are a material inducement, and reason for the willingness of Representative, to act and the Representative would not have agreed to so act in the absence of such waivers, exculpations and indemnities. In performing its functions and duties hereunder, the Representative shall act solely as the representative of the Purchasers and does not assume and shall not be deemed to have assumed any obligation towards or relationship of agency or trust with or for the Company or any other Person.

        (iv) Delegation of Duties. The Representative may, in its discretion, employ from time to time one or more agents or attorneys-in-fact (including any of the Representative's Affiliates) to perform any of the Representative's functions or exercise its powers under this Agreement or any Control Agreement and shall be entitled to advice of counsel concerning all matters pertaining to its rights, powers and functions hereunder. The Representative shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact.

        (v) General Rights and Powers of Representative. The rights and powers of the Representative hereunder shall consist of: (i) exercising or refraining from exercising any rights, remedies or powers of the Purchasers under the Control Agreements, or under applicable law in respect of the Control Agreements, (ii) making any demands or giving any notices under the Control Agreements, (iii) effecting amendments to and granting waivers under the Control Agreements, and (iv) distributing payments to the Purchasers of amounts paid to pursuant to any Control Agreements. Provided that nothing in this Agreement, or any other Transaction Document, shall require the Representative to exercise or preserve any of its rights, privileges or powers. Representative shall in all circumstances be entitled, before exercising any of the rights or powers granted to it, or otherwise acting in its capacity as Representative, to obtain the written direction or approval of the Majority Purchasers.

        (vi) Limitation on Liability. Neither the Representative nor any Affiliate thereof nor any of their respective directors, officers, employees, attorneys or agents shall be liable for any action taken or omitted to be taken by it or them in their capacity as Representative under or in connection with this Agreement or the Control Agreements. Without limitation of the generality of the foregoing, the Representative shall incur no liability to any Purchaser under or in respect of this Agreement or any Control Agreements by acting upon any notice, consent, certificate, telegram, facsimile, electronic mail or other electronic communications, telex or teletype message, statement or other instrument or writing believed by it to be genuine and signed or authenticated or sent by the proper party or parties or by acting upon any representation or warranty made or deemed to be made hereunder or under any other Transaction Document or agreement.

        (vii) Notice of Default. The Representative shall not be deemed to have knowledge or notice of the occurrence of any Event of Default unless the Representative shall have received written notice from a Purchaser referring to this Agreement and describing such Event of Default.

        (viii) Indemnification of Representative. The Purchasers jointly and severally agree to indemnify the Representative, its Affiliates, and their respective directors, officers, employees, agents, counsel and other advisors (each an "Indemnitee") against, and hold each of them harmless from, any and all liabilities, obligations, losses, claims, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever, including the fees and disbursements of counsel to the Representative, which may be imposed on, incurred by, or asserted against any Indemnitee in any way relating to or arising out of this Agreement or any Control Agreement or the transactions contemplated hereby or thereby or any action taken or omitted by any Indemnitee in connection with any of the foregoing; provided that no Purchaser shall be liable to any Indemnitee for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements to the extent they are found by a final decision of a court of competent jurisdiction to have resulted from such Indemnitee's gross negligence or willful misconduct.

        (ix) Benefits of Agreement. This Section 6(n) been entered into for the sole protection and benefit of the Purchasers, Representative and their respective successors and assigns, and no other person, including, but not limited to the Company, shall be a direct or indirect beneficiary of, or shall have any direct or indirect cause of action or claim in connection with, this
Section 6(n).

               (o) Public Announcement. Except as may be required by law or regulation, the Company shall not use the name of, or make reference to, any Purchaser or any of its Affiliates in any press release or in any public manner (including any reports or filings made by the Company under the Exchange Act) without such Purchaser's prior written consent which consent shall not be unreasonably withheld. The initial press release with respect to the execution of this Agreement shall be approved by the Company and Sprout Capital IX, L.P. and [Sanderling Ventures and Affiliates] on behalf of the Purchasers. Thereafter, so long as this Agreement is in effect, the Company and the Purchasers shall consult with each other before issuing any press release or otherwise making any public statements with respect to this Agreement or the transactions contemplated hereby without the prior consent of the other party, which consent shall not be unreasonably withheld; provided, however, that the Company, on the one hand, and the Purchasers, on the other hand, may, without the prior consent of the other party, issue a press release or make such public statement as may, upon the advice of counsel, be required by law if it has used all reasonable efforts to consult with the other party and the Purchasers may make public statements in connection with the exercise of their remedies under the Transaction Documents and, subject to compliance with applicable securities laws, in connection with transfers of the Notes and Warrants.

               (p) Post Closing Matters. Whereas the Company is required, as a condition precedent to the obligations of the Purchasers to purchase the Notes, to deliver certain documents or to perform certain actions prior to the Closing Date. The Company is unable to so deliver all of the documents or to perform all of the actions required by the Purchasers prior to Closing. The Purchasers have agreed, notwithstanding the non-delivery of such documents and non-performance of such actions, to close the purchase of the Notes, but subject to the agreement of the Company to delivery the documents and perform the actions specified in Exhibit F by the dates indicated therein. The Purchasers further acknowledge that such failure to deliver such documents or to perform such actions prior to the dates specified in Exhibit F, shall not, of itself, constitute a breach of this Agreement or the other Transaction Documents. The Company acknowledges and agrees that, notwithstanding anything to the contrary in any other agreement, the failure of the Company to provide such deliverables or to undertake such actions by the date prescribed in Exhibit F shall be deemed to constitute an immediate Event of Default under the Notes.

               (q) Indemnification. Whether or not the transactions contemplated hereby shall be consummated, the Company hereby agrees to indemnify the Purchasers and their respective directors, officers, employees, agents, counsel and other advisors (each an "INDEMNIFIED PERSON") against, and hold each of them harmless from, any and all liabilities, obligations, losses, claims, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever, including the reasonable fees and disbursements of counsel to an Indemnified Person (including allocated costs of internal counsel), which may be imposed on, incurred by, or asserted against any Indemnified Person, (i) in any way relating to or arising out of any of the Transaction Documents, the use or intended use of the proceeds of the Notes, or the transactions contemplated hereby or thereby, or (ii) with respect to any investigation, litigation or other proceeding relating to any of the foregoing, irrespective of whether the Indemnified Person shall be designated a party thereto (the "INDEMNIFIED LIABILITIES"); provided, however, that the Company shall not be liable to any Indemnified Person for any portion of such Indemnified Liabilities to the extent that they are found by a final decision of a court of competent jurisdiction to have resulted from such Indemnified Person's gross negligence or willful misconduct, or from the breach of a material obligation owed to the Company by such Indemnified Person in connection with the Transaction Documents. If and to the extent that the foregoing indemnification is for any reason held unenforceable, the Company agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

               (r) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall be deemed to constitute one instrument.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

        IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the date and year first written above.

                                        COMPANY:

                                        ISTA PHARMACEUTICALS, INC.
                                        a Delaware corporation



                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------



             [Signature page to Note and Warrant Purchase Agreement]

                                        PURCHASERS:

                                        SPROUT CAPITAL IX, L.P.
                                        BY:  DLJ CAPITAL CORPORATION
                                        ITS: MANAGING DIRECTOR



                                        By:
                                           -------------------------------------
                                        Name:  Kathleen D. LaPorte
                                             -----------------------------------
                                        Title: Managing Director
                                              ----------------------------------



             [Signature page to Note and Warrant Purchase Agreement]

                                        PURCHASERS:

                                        SPROUT ENTREPRENEURS' FUND, L.P.
                                        BY: DLJ CAPITAL CORP.
                                        ITS: GENERAL PARTNER



                                        By:
                                           -------------------------------------
                                        Name:  Kathleen D. LaPorte
                                             -----------------------------------
                                        Title: Managing Director
                                              ----------------------------------



             [Signature page to Note and Warrant Purchase Agreement]

                            PURCHASERS:

                            DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION, AS NOMINEE FOR:
                            DLJ FIRST ESC, L.P.
                            EMA 2001 PLAN, L.P.
                            CSFB 2001 INVESTORS, L.P.
                            CREDIT SUISSE FIRST BOSTON PRIVATE EQUITY, INC. DOCKLANDS 2001 PLAN, L.P.
                            PARADEPLATZ 2001 PLAN, L.P.



                            By:
                               -------------------------------------------------
                            Name:  Kathleen D. LaPorte
                                 -----------------------------------------------
                            Title: Attorney in fact
                                  ----------------------------------------------



             [Signature page to Note and Warrant Purchase Agreement]

                                        PURCHASERS:

                                        INVESTOR GROWTH CAPITAL LIMITED


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------



             [Signature page to Note and Warrant Purchase Agreement]

                                        PURCHASERS:

                                        INVESTOR GROUP L.P.


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------



             [Signature page to Note and Warrant Purchase Agreement]

                                        PURCHASERS:

                                        Dionis Trust


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------



             [Signature page to Note and Warrant Purchase Agreement]

                                        PURCHASERS:

                                        Grant Gund 1978 Trust



                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------



             [Signature page to Note and Warrant Purchase Agreement]

                                        PURCHASERS:

                                        G. Zachary Gund 1978 Trust



                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------



             [Signature page to Note and Warrant Purchase Agreement]

                                        PURCHASERS:

                                        KBL HEALTHCARE, LP



                                        By:
                                           -------------------------------------
                                        Name:  Marlene Krauss
                                             -----------------------------------
                                        Title: Managing Director
                                              ----------------------------------



             [Signature page to Note and Warrant Purchase Agreement]

                                        PURCHASERS:

                                        KBL PARTNERSHIP, LP



                                        By:
                                           -------------------------------------
                                        Name:  Marlene Krauss
                                             -----------------------------------
                                        Title: Managing Director
                                              ----------------------------------



             [Signature page to Note and Warrant Purchase Agreement]

                                        PURCHASERS:

                                        SANDERLING VENTURE PARTNERS V CO-
                                        INVESTMENT FUND, L.P.
                                        BY:  MIDDLETON, MCNEIL & MILLS
                                             ASSOCIATES V, LLC


                                        By:
                                           -------------------------------------
                                        Name:  Robert G. McNeil
                                             -----------------------------------
                                        Title: Managing Director
                                             -----------------------------------



             [Signature page to Note and Warrant Purchase Agreement]

                                        PURCHASERS:

                                        SANDERLING V BIOMEDICAL CO-INVESTMENT
                                        FUND, L.P.
                                        BY:  MIDDLETON, MCNEIL & MILLS
                                             ASSOCIATES V, LLC



                                        By:
                                           -------------------------------------
                                        Name:  Robert G. McNeil
                                             -----------------------------------
                                        Title: Managing Director
                                              ----------------------------------



             [Signature page to Note and Warrant Purchase Agreement]

                                    PURCHASERS:

                                    SANDERLING V LIMITED PARTNERSHIP
                                    BY:  MIDDLETON, MCNEIL & MILLS ASSOCIATES
                                         V, LLC


                                    By:
                                       -----------------------------------------
                                    Name:  Robert G. McNeil
                                         ---------------------------------------
                                    Title: Managing Director
                                          --------------------------------------



             [Signature page to Note and Warrant Purchase Agreement]

                                    PURCHASERS:

                                    SANDERLING V BETEILIGUNGS GMBH & CO. KG
                                    BY:  MIDDLETON, MCNEIL & MILLS ASSOCIATES V,
                                         LLC



                                    By:
                                       -----------------------------------------
                                    Name:  Robert G. McNeil
                                         ---------------------------------------
                                    Title: Managing Director
                                          --------------------------------------







            [Signature page to Note and Warrant Purchase Agreement]

                                   SCHEDULE I

                             SCHEDULE OF PURCHASERS

------------------------------------------------------------------------------------------------------------------------------------
                                                      PRINCIPAL AMOUNT OF SENIOR       NUMBER OF          WIRE         PURCHASE
PURCHASER                                              SECURED CONVERTIBLE NOTE      WARRANT SHARES    INSTRUCTIONS     PRICE
------------------------------------------------------------------------------------------------------------------------------------
Sprout Capital IX, L.P.                                          $633,961                436,816                       $663,961
c/o Sprout Group
11 Madison Avenue, 13th Floor
New York, NY  10010
Attn:  Craig Slutzkin
Telephone: (212) 538-8245
Facsimile: (212) 538-8245
---------------------------------------------------------------------------------------------------------------------------------
Sprout Entrepreneurs' Fund, L.P.                                   $2,617                  1,722                         $2,617
c/o Sprout Group
11 Madison Avenue, 13th Floor
New York, NY  10010
Attn:  Craig Slutzkin
Telephone:  (212) 538-8245
Facsimile:  (212) 538-8245
---------------------------------------------------------------------------------------------------------------------------------
Donaldson, Lufkin & Jenrette Securities Corporation               $33,422                 21,988                        $33,422
(as nominee for: DLJ First ESC, L.P., EMA 2001
Plan, L.P., CSFB 2001 Investors, L.P., Credit
Suisse First Boston Private Equity, Inc., Docklands
2001 Plan, L.P. and Paradeplatz 2001 Plan, L.P.)
c/o Sprout Group
11 Madison Avenue, 13th Floor
New York, NY  10010
Attn:  Craig Slutzkin
Telephone:  (212) 538-8245
Facsimile:  (212) 538-8245
---------------------------------------------------------------------------------------------------------------------------------
Investor Growth Capital Limited                                  $490,000                322,368                       $490,000
National Westminster House
Le Truchot, St. Peter Port
Guernsey GY1 4PW
Channel Islands
Telephone:  44-1481-732-615
Facsimile:  44-1481-732-616
---------------------------------------------------------------------------------------------------------------------------------
Investor Group L.P.                                              $210,000                138,158                       $210,000
National Westminster House
Le Truchot, St. Peter Port
Guernsey GY1 4PW
Channel Islands
Telephone:  44-1481-732-615
Facsimile:  44-1481-732-616
---------------------------------------------------------------------------------------------------------------------------------
Dionis Trust                                                     $350,000                230,263                       $350,000
c/o Gund Investment Corporation
14 Nassau Street
Princeton, NJ  08542
Attention:  Mr. Theodore Baker
Facsimile:  (609) 921-7697
---------------------------------------------------------------------------------------------------------------------------------
Grant Gund 1978 Trust                                            $175,000                115,132                       $175,000
c/o Gund Investment Corporation
14 Nassau Street
Princeton, NJ  08542
Attention:  Mr. Theodore Baker
Telephone:  (609) 921-3633
Facsimile:  (609) 921-7697
---------------------------------------------------------------------------------------------------------------------------------
G. Zachary Gund 1978 Trust                                       $175,000                115,132                       $175,000
c/o Gund Investment Corporation
14 Nassau Street
Princeton, NJ  08542
Attention:  Mr. Theodore Baker
Telephone:  (609) 921-3633
Facsimile:  (609) 921-7697
---------------------------------------------------------------------------------------------------------------------------------
KBL Healthcare, LP                                               $178,723                117,581                       $178,723
645 Madison Avenue
New York, NY  10022
Attention:  Marlene Krauss
Telephone:  (212) 319-5555
Facsimile:  (212) 319-5591
---------------------------------------------------------------------------------------------------------------------------------
KBL Partnership, LP                                               $21,277                 13,998                        $21,277
645 Madison Avenue
New York, NY  10022
Attention:  Marlene Krauss
Telephone:  (212) 319-5555
Facsimile:  (212) 319-5591
---------------------------------------------------------------------------------------------------------------------------------
Sanderling Venture Partners V Co-Investment Fund, L.P.        $891,040.69                586,211                    $891,040.69
400 S. El Camino Real, Suite 1200
San Mateo, CA  94402
Attention:  Andrew Lenz
Telephone:  (650) 401-2008
Facsimile:  (650) 375-7077
---------------------------------------------------------------------------------------------------------------------------------
Sanderling V Biomedical Co-Investment Fund, L.P.              $540,206.55                355,399                    $540,206.55
400 S. El Camino Real, Suite 1200
San Mateo, CA  94402
Attention:  Andrew Lenz
Telephone:  (650) 401-2008
Facsimile:  (650) 375-7077
---------------------------------------------------------------------------------------------------------------------------------
Sanderling V Limited Partnership                              $145,705.71                 95,859                    $145,705.71
400 S. El Camino Real, Suite 1200
San Mateo, CA  94402
Attention:  Andrew Lenz
Telephone:  (650) 401-2008
Facsimile:  (650) 375-7077
---------------------------------------------------------------------------------------------------------------------------------
Sanderling V Beteiligungs GmbH & Co. KG                       $123,047.05                 80,952                    $123,047.05
400 S. El Camino Real, Suite 1200
San Mateo, CA  94402
Attention:  Andrew Lenz
Telephone:  (650) 401-2008
Facsimile:  (650) 375-7077
---------------------------------------------------------------------------------------------------------------------------------

                                    EXHIBIT A

                                  FORM OF NOTE

                                    EXHIBIT B

                                 FORM OF WARRANT

                                    EXHIBIT C

                           FORM OF OPINION OF COUNSEL

                                    EXHIBIT D

                           FORM OF SECURITY AGREEMENT

                                    EXHIBIT E

                FORM OF INTELLECTUAL PROPERTY SECURITY AGREEMENT

                                    EXHIBIT F

                             POST CLOSING DELIVERIES

-------------------------------------------------------------------------------------
ACTION/DELIVERABLE                                DATE TO BE COMPLETED OR PERFORMED
-------------------------------------------------------------------------------------
1.  Execution and delivery of an account          September 29, 2002
control agreement with respect to the
securities accounts of the Company at UBS
PaineWebber, in form and substance
reasonably satisfactory to the Majority
Purchasers, providing for control over
such account by the Purchasers.

The Company acknowledges and agrees that
until such control agreement shall have been
executed it shall not transfer any funds
(including the proceeds of the Notes) to the
securities account at UBS PaineWebber.
-------------------------------------------------------------------------------------
2. Delivery of insurance certificates, in form    September 29, 2002
and substance reasonably satisfactory to the
Majority Purchasers, evidencing the Purchasers
as additional insured and loss payees with
respect to the Company's insurance policies, as
required by the Security Agreement.
-------------------------------------------------------------------------------------
3.  Delivery of original share certificates in    October 4, 2002
respect of the Company's shareholdings in
Visionex Pte. Ltd., together with stock powers
(and equivalent Singaporean documents)
executed in blank).
-------------------------------------------------------------------------------------